Exhibit 10.4

FIFTH AMENDMENT TO

NINETEENTH Amended and Restated MASTER LEASE AGREEMENT

THIS FIFTH AMENDMENT TO NINETEENTH Amended and Restated MASTER LEASE AGREEMENT (“Amendment”) is executed this 6th day of October, 2016 (the “Amendment Effective Date”) among FC‑Gen Real Estate, LLC, a limited liability company organized under the laws of the State of Delaware (“Landlord”), having its chief executive office located at 4500 Dorr Street, Toledo, Ohio  43615‑4040, and Genesis Operations LLC, a limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 101 East State Street, Kennett Square, Pennsylvania 19348.

R E C I T A L S:

A. Landlord and Tenant have previously entered into a Nineteenth Amended and Restated Master Lease Agreement (as amended, the “Lease”) dated as of December 1, 2015.
B. Landlord and Tenant desire to amend the Lease as set forth herein, effective for all purposes as of the Amendment Effective Date.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.  Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Lease.

2.Option to Purchase. Exhibit V of the Lease is hereby amended and restated in its entirety as set forth on Exhibit V hereto.

3.Affirmation.  Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

4.Binding Effect.  This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

5.Further Modification.  The Lease may be further modified only by writing signed by Landlord and Tenant.

6.Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

7.Consent of Guarantor.  Each Guarantor shall execute the Consent of Guarantor set forth below.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signature Print Name Signature Print Name	FC-GEN REAL ESTATE, LLC By: /s/ Matthew McQueen Matthew McQueen, Authorized Signatory

Signature Print Name Signature Print Name

WELLTOWER INC.

By: /s/ Matthew McQueen

Matthew McQueen, Authorized Signatory

(Signing only for the purpose of accepting §1.5 appointment of agency and agreeing to Secured Party obligations under the Lease.)

Signature /s/ Linda Gutierrez Print Name: Linda Gutierrez Signature /s/ MaryJaramillo Print Name: Mary Jaramillo	GENESIS OPERATIONS LLC By: /s/ Michael Berg Michael Berg, Assistant Secretary Tax I.D. No.:26-0787826

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Signature /s/ Linda Gutierrez Print Name: Linda Gutierrez Signature /s/ MaryJaramillo Print Name: Mary Jaramillo	FC-GEN OPERATIONS INVESTMENT, LLC By: /s/ Michael Berg Michael Berg, Assistant Secretary Tax I.D. No.: 27-3237005

Signature /s/ Linda Gutierrez Print Name: Linda Gutierrez Signature /s/ MaryJaramillo Print Name: Mary Jaramillo	EACH SUBTENANT LISTED ON EXHIBIT C HERETO By: /s/ Michael Berg Michael Berg, Assistant Secretary

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CONSENT OF GUARANTOR

In connection with the Nineteenth Amended and Restated Unconditional and Continuing Lease Guaranty (as amended, “Guaranty”) made by the undersigned Guarantors in favor of Landlord, as security for the Nineteenth Amended and Restated Master Lease Agreement between Landlord and Tenant, each of the undersigned hereby [i] consents to the foregoing Fifth Amendment to Nineteenth Amended and Restated Master Lease Agreement (the “Amendment”), [ii] agrees to be bound by the terms and provisions of the Amendment to the extent applicable to the undersigned pursuant to its guaranty, [iii] affirms the Guaranty which shall remain in full force and effect with respect to the Amendment, and [iv] waives any suretyship defenses arising in connection with the Amendment.  All capitalized terms not defined herein shall have the meaning set forth in the Nineteenth Amended and Restated Master Lease Agreement.

IN WITNESS WHEREOF, Guarantor executes and delivers this Consent of Guarantor effective as of the Amendment Effective Date.

PARENT:	GENESIS HEALTHCARE, INC. By: /s/ Michael Berg Michael Berg, Assistant Secretary Tax I.D. No.: 20‑3934755

COMPANY:	FC-GEN OPERATIONS INVESTMENT, LLC By: /s/ Michael Berg Michael Berg, Assistant Secretary Tax ID No.: 27-3237005

SUBTENANTS:	EACH SUBTENANT LISTED ON EXHIBIT C HERETO By: /s/ Michael Berg Michael Berg, Assistant Secretary